                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-7                                  WEIGHTED AVERAGE PC RATE:    6.85566%
POOL NUMBER:  Group 1 = 1743, 1744, 1745
____________________________________________________________________________________________

ISSUE DATE:  06/29/2001
CERTIFICATE BALANCE AT ISSUE:  $1,065,402,497.69

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     534                         $210,905,718.33
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $196,864.36
Unscheduled Principal Collection/Reversals                           $325,006.72
Liquidations-in-full                                      91      $34,976,791.67
Net principal Distributed                                         $35,498,662.75    ($35,498,662.75)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                      $2,815.76

BALANCE CURRENT FISCAL MONTH-END:                        443                         $175,404,239.82

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,305,501.82

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $103,608.26

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $36,700,556.31

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-7                                  WEIGHTED AVERAGE PC RATE:    6.85566%
POOL NUMBER:  Group 1 = 1743, 1744, 1745
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 2               $106,013.90
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $35,498,662.75     $1,201,893.56             $0.00     $1,201,893.56             $0.00    $36,700,556.31

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,376,218.00             $0.00             $0.00             $0.00     $9,376,218.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $28,128,656.00             $0.00             $0.00             $0.00    $28,128,656.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   12      $4,845,555.95         4      $1,587,931.56         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         2        $893,875.08         1        $973,226.20

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 05/25/2003 are as follows:

                Class       Class Principal Balance
                CB1               $14,193,874.73
                CB2                $6,410,136.87
                CB3                $4,120,802.92
                CB4                $2,747,201.96
                CB5                $1,831,467.95
                CB6                $1,831,469.93
                              __________________
                Total             $31,134,954.37
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of April 30, 2003):

SERIES:  2001-7                 POOL NUMBER:  Group 1 = 1743, 1744, 1745

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $175,404,239.82**        $8,300,588.79***        $4,845,555.95***
Number:                         2465                     19                      12
% of Pool:                    100.00%                  4.73%                   2.76%
(Dollars)
% of Pool:                    100.00%                  0.77%                   0.49%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $1,587,931.56***                $0.00***          $893,875.08***
Number:                           4                       0                       2
% of Pool:                    0.91%                    0.00%                   0.51%
(Dollars)
% of Pool:                    0.16%                    0.00%                   0.08%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:          $973,226.20***
Number:                           1
% of Pool:                     0.55%
(Dollars)
% of Pool:                     0.04%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 01, 2003 scheduled payments and April 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
April 30, 2003.

Trading Factor, calculated as of distribution date : 0.16463660.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 01, 2003, and unscheduled prepayments in months prior to May ) can be calculated.